                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 or 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


                       DATE OF REPORT: SEPTEMBER 6, 1996


                              INSILCO CORPORATION
             (Exact Name of Registrant as specified in its charter)

           DELAWARE                     0-22098                 06-0635844
(State or other jurisdiction of   (Commission File No.)       (IRS Employer
incorporation or organization)                            Identification Number)

                             425 Metro Place North
                                  Fifth Floor
                               Dublin, Ohio 43017
                                 (614) 792-0468

               (Address, including zip code, and telephone number
                      including area code of Registrant's
                          principal executive offices)

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

On September 3, 1996, Insilco Corporation (the "Company") through its wholly owned subsidiary, Rolodex Corporation, sold Curtis Manufacturing Co., Inc. ("Curtis"), its computer accessories business, to Esselte Corporation, a subsidiary of Esselte AB, Stockholm, Sweden ("Esselte") for estimated net proceeds of approximately $6.3 million after payment of transaction costs and subject to adjustment for certain post closing items, which will be utilized to reduce the outstanding principal on the Company's bank term loan.

The aggregate purchase price was arrived at by arm's-length negotiations between the Company and Esselte. There was no material relationship between Esselte and the Company or any of the Company's affiliates, directors or officers, or any associate of any director or officer of the Company.

The Company's press release issued September 3, 1996 regarding this transaction is attached as an exhibit to this report and is incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

     (a)   Financial Statements of Business Acquired.

           Not applicable.

     (b)   Pro Forma Financial Information.

           The following unaudited pro forma condensed consolidated statement are filed with this report:

                  Pro Forma Condensed Consolidated Balance Sheet as of June 30, 1996.....................Page F-1
                  Pro Forma Condensed Consolidated Statements of Operations
                           Six Months Ended June 30, 1996................................................Page F-2
                           Year Ended December 31, 1995..................................................Page F-3

           The following pro forma unaudited condensed consolidated balance sheet as of June 30, 1996, presents the estimated impact of the sale of Curtis as discussed in Item 2 on the Company's consolidated financial position assuming such sale had occurred at June 30, 1996. The following pro forma unaudited condensed consolidated statements of operations for the six months ended June 30, 1996 and the year ended December 31, 1995 present the estimated impact of the sale of Curtis on the Company's historical consolidated statements of operations if such sale had occurred at the beginning of the applicable period. The nonrecurring transactions related directly to the sale are excluded from the pro forma statements of operations. The significant assumptions utilized for the pro forma financial statements include: (i) net proceeds totaling $6.3 million; (ii) the net proceeds of $6.3 million will be utilized to reduce the outstanding debt described above; (iii) the interest rates for the outstanding debt are based upon the weighted average rates during the applicable periods; (iv) income tax expense (benefit) attributable to the pro forma transactions is provided at the statutory tax rate.

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           The unaudited pro forma condensed consolidated financial statements have been prepared by the Company based upon assumptions deemed proper. The unaudited pro forma condensed consolidated financial statements presented herein are shown for illustrative purposes only and are not necessarily indicative of the future financial position or future results of operations of the Company, or of the financial position or results of operations of the Company that would have actually occurred had the transaction been in effect as of the date or for the periods presented. In addition, it should be noted that the Company's financial statements will reflect the disposition only from September 3, 1996, the Closing Date.

           The unaudited pro forma condensed consolidated financial statements should be read in conjunction with the historical financial statements and related notes of the Company.

     (c)   Exhibits.

           Exhibit No.                          Description
              2(i)                Stock Purchase Agreement, dated as of
                                  September 3, 1996, between the Company's
                                  subsidiary and Esselte Corporation.

              20                  Press release of the Company issued
                                  September 3, 1996.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                            INSILCO CORPORATION
                                       ------------------------------
                                       Registrant

Date: September 6, 1996            By: /s/ JAMES D. MILLER
                                       -----------------------------
                                       James D. Miller
                                       Executive Vice President

                                 EXHIBIT INDEX

Exhibit No.                    Description                       Page

2(i)               Stock Purchase Agreement, dated as of
                   September 3, 1996, between the Company's subsidiary and Esselte Corporation.

20                 Press release of the Company issued
                   September 3, 1996.

                      INSILCO CORPORATION AND SUBSIDIARIES

            Unaudited Pro Forma Condensed Consolidated Balance Sheet
                              As of June 30, 1996
                                 (In thousands)

                                                                                             Adjustment to
                                                                                             Record Sale of
                                                                                               Curtis and
                                                                                                 Debt
                                                                           Historical          Reductions         Pro Forma
                                                                           ----------          ----------         ---------
                                                                                                  (1)
                              ASSETS
                              ------
Current assets:

   Cash and cash equivalents                                                $ 10,908                 --             10,908
   Trade receivables, net                                                     86,511             (4,175)            82,336
   Other receivables                                                           6,998                124              7,122
   Inventories                                                                77,710             (3,433)            74,277
   Deferred tax asset                                                          8,581                 --              8,581
   Prepaid expenses                                                            8,576               (310)             8,266
                                                                            --------             ------            -------

         Total current assets                                                199,284             (7,794)           191,490

Property, plant and equipment                                                 93,516               (975)            92,541
Deferred tax asset                                                            21,140                 --             21,140
Other assets                                                                  31,704                (48)            31,656
                                                                            --------             ------            -------

         Total assets                                                       $345,644             (8,817)           336,827
                                                                            ========             ======            =======


                    LIABILITIES AND STOCKHOLDERS' EQUITY
                    ------------------------------------
Current liabilities:

   Current portion of long-term debt                                        $ 21,656                 --             21,656
   Current portion of other long-term obligations                              7,160                 --              7,160
   Accounts payable                                                           36,495             (1,236)            35,259
   Accrued expenses and other                                                 62,817             (1,035)            61,782
                                                                            --------             ------            -------

         Total current liabilities                                           128,128             (2,271)           125,857

Long-term debt                                                               171,725             (6,300)           165,425
Other long-term obligations                                                   43,500                 --             43,500
Stockholders' equity                                                           2,291               (246)             2,045
                                                                            --------             ------            -------

         Total liabilities and stockholders' equity                         $345,644             (8,817)           336,827
                                                                            ========             ======            =======

                      INSILCO CORPORATION AND SUBSIDIARIES

       Unaudited Pro Forma Condensed Consolidated Statement of Operations
                         Six Months Ended June 30, 1996
                       (In thousands, except share data)

                                                                          Pro Forma Adjustments to
                                                                           Record Sale of Curtis
                                                                          ------------------------
                                                  Historical           Operations            Interest         Pro Forma
                                                  ----------           ----------            --------         ---------
                                                      (2)                  (3)                 (4)
Sales                                             $  300,497             (8,278)                --              292,219
Cost of products sold                                202,752             (5,752)                --              197,000
Depreciation                                           8,058               (267)                --                7,791
Selling, general and administrative expenses          56,773             (2,500)                --               54,273
Amortization of intangibles                               29                 --                 --                   29
                                                  ----------             ------                ---            ---------
          Operating income                            32,885                241                 --               33,126
                                                  ----------             ------                ---            ---------
Other income (expense):
  Interest expense                                    (9,400)                --                217               (9,183)
  Interest income                                        460                 --                 --                  460
  Other income (expense), net                          3,104                  8                 --                3,112
                                                  ----------             ------                ---            ---------
                                                      (5,836)                 8                217               (5,611)
                                                  ----------             ------                ---            ---------
   Income before income taxes                         27,049                249                217               27,515

Income tax expense                                    (9,098)               (96)               (84)              (9,278)
                                                  ----------             ------                ---            ---------
          Net income                              $   17,951                153                133               18,237
                                                  ==========             ======                ===            =========
Net income per common share and common
  share equivalents                               $     1.81                                                       1.84
                                                  ==========                                                  =========
Weighted average number of common shares
  outstanding and common share equivalents         9,908,973                                                  9,908,973
                                                  ==========                                                  =========

                      INSILCO CORPORATION AND SUBSIDIARIES

       Unaudited Pro Forma Condensed Consolidated Statement of Operations
                          Year Ended December 31, 1995
                       (In thousands, except share data)

                                                                          Pro Forma Adjustments to
                                                                           Record Sale of Curtis
                                                                          ------------------------
                                                  Historical           Operations            Interest         Pro Forma
                                                  ----------           ----------            --------         ---------
                                                                           (3)                 (4)
Sales                                             $   561,203           (19,539)                 --              541,664
Cost of products sold                                 385,720           (14,044)                 --              371,676
Depreciation                                           14,758              (554)                 --               14,204
Selling, general and administrative expenses           97,736            (8,436)                 --               89,300
Nonrecurring charges                                    6,200            (1,000)                 --                5,200
Amortization of intangibles                            32,172                --                  --               32,172
                                                  -----------           -------                ----           ----------
          Operating income                             24,617             4,495                  --               29,112
                                                  -----------           -------                ----           ----------
Other income (expense):
  Interest expense                                    (19,546)               --                 458              (19,088)
  Interest income                                       1,577                --                  --                1,577
  Other income (expense), net                          12,126             1,636                  --               13,762
                                                  -----------           -------                ----           ----------
                                                       (5,843)            1,636                 458               (3,749)
                                                  -----------           -------                ----           ----------
   Income before income taxes                          18,774             6,131                 458               25,363

Income tax expense                                    (16,199)           (2,360)               (176)             (18,735)
                                                  -----------           -------                ----           ----------
          Net income                              $     2,575             3,771                 282                6,628
                                                  ===========           =======                ====           ==========
Net income per common share and common
  share equivalent                                $      0.25                                                       0.65
                                                  ===========                                                 ==========
Weighted average number of common shares
  outstanding and common share equivalents         10,132,174                                                 10,132,174
                                                  ===========                                                 ==========

The notes to the pro forma unaudited condensed consolidated statements of operations and balance sheet follow:

(1) To record the sale of Curtis as of June 30, 1996 including the resulting loss of $0.2 million. In addition, the estimated net proceeds of $6.3 million are utilized to reduce the Company's outstanding debt.

(2) The 1995 $1.0 million nonrecurring charge relates to a provision for the discontinuance of a product line. In addition, during 1995 Curtis recorded a provision for approximately $1.3 million relating to the writedown of excess and obsolete inventory, $1.0 million for a valuation allowance for customers returns and uncollectible accounts receivable, $0.8 million relating to a major customer program expected to benefit future periods and $0.4 million for transition and legal expense.

(3) To record the effect on sales and costs and expenses assuming Curtis was sold at the beginning of the period presented.

(4) To record the reduced interest expense and related income tax expense, as applicable, assuming the net proceeds of $6.3 million was applied to reduce the Company's outstanding debt at the beginning of the period.